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                                                                 Exhibit 10.31

                          SECOND MODIFICATION AGREEMENT


      BY THIS SECOND MODIFICATION AGREEMENT (the "Agreement"), made and entered into as of the 28th day of April, 1999, BANK ONE, ARIZONA, NA, a national banking association, as administrative agent for the Banks (as hereinafter defined) (the "Administrative Agent"), and SIMULA, INC., an Arizona corporation (the "Company"), all present and future Subsidiaries of the Company (with the Company, the "Borrower"), in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby confirm and agree as follows:

                                    RECITALS:

      A. Borrower, the Administrative Agent, the Issuing Bank and the "Banks" named therein entered into that Senior Credit Agreement dated November 6, 1998 to provide financial accommodations to the Borrower as provided therein (as modified from time to time, including without limitation by that Modification Agreement dated as of February 12, 1999, the "Senior Credit Agreement").

      B. Borrower and the Administrative Agent, with the consent of the Banks and the Issuing Bank, desire to modify the Senior Credit Agreement as set forth herein.

      C. All undefined capitalized terms used herein shall have the meaning given them in the Senior Credit Agreement.

                                   AGREEMENT:

SECTION 1.  ACCURACY OF RECITALS.

      Borrower acknowledges the accuracy of the Recitals.

SECTION 2.  MODIFICATIONS OF LOAN DOCUMENTS; OTHER AGREEMENTS.

      2.1 The following definitions in Section 1.1 of the Senior Credit Agreement are hereby amended to read as follows:

            "RLC Adjustment Date" means the earliest of (i) July 31, 1999, (ii) the Discontinued Operations Sale Date, or (iii) the date on which the aggregate outstanding principal balance of the RLC is reduced to a balance below $20,000,000.00 by Borrower from funds obtained by it from a junior capital source after the date of the Second Modification Agreement between the Borrower and the Administrative Agent.
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            "RLC Commitment" means Twenty-Three Million And No/100 Dollars
      ($23,000,000.00) until the RLC Adjustment Date, after which it means Twenty Million And No/100 Dollars ($20,000,000.00).

            "Rail Credit Fee":  See Section 3.2(e).

      2.2 Section 7.20 of the Senior Credit Agreement is hereby amended to read as follows:

            7.20 Building Sale. The building located at 10016 South 51st Street, Phoenix, Arizona shall be sold no later than June 30, 1999. As a result of such sale, at least $2,000,000 of such sale proceeds shall be available for, and shall be applied to, the repayment of the Loans, first to the extent applicable the RLC and thereafter to the other Loans.

      2.3 Article 7 of the Senior Credit Agreement is hereby amended by the addition of the following section:

            7.21 Junior Capital Funds. Any future funds obtained from a junior capital source shall be applied by the Company to the repayment of the Loans, first to the extent applicable the RLC, second to the extent applicable the Term B Loan and third to the extent applicable the Term A Loan.

      2.4 Schedule 1.1 of the Senior Credit Agreement is hereby amended to read as attached hereto.

      2.5 The reference to "$26,000,000.00" in Section 2(a) of each Security Agreement is hereby amended to read "$23,000,000.00."

      2.6 Each of the Loan Documents is modified to provide that it shall be a default or an event of default thereunder if Borrower shall fail to comply with any of the covenants of Borrower herein or if any representation or warranty by Borrower herein or by any guarantor in any related Consent and Agreement of Guarantors is materially incomplete, incorrect, or misleading as of the date hereof.

      2.7 Each reference in the Credit Documents to any of the Credit Documents is hereby amended to be a reference to such document as modified herein.

SECTION 3.  RATIFICATION OF CREDIT DOCUMENTS AND COLLATERAL.

      The Credit Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein. Any property or rights to or interests in property granted as security in the Credit Documents shall remain as security for the Loans and the obligations of Borrower in the Credit Documents.


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SECTION 4.  BORROWER REPRESENTATIONS AND WARRANTIES.

      Company and each Co-Borrower to the extent applicable represents and warrants to the Banks:

      4.1 No default or event of default under any of the Credit Documents as modified herein, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Credit Documents as modified herein has occurred and is continuing.

      4.2 There has been no material adverse change in the financial condition of Borrower or any other person whose financial statement has been delivered to the Banks in connection with the Loans from the most recent financial statement received by the Banks.

      4.3 Each and all representations and warranties of Borrower in the Credit Documents are accurate on the date hereof.

      4.4 Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Loans or the Credit Documents as modified herein.

      4.5 The Credit Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms.

      4.6 Borrower is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Credit Documents as modified herein. The execution and delivery of this Agreement and the performance of the Credit Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower. This Agreement has been duly executed and delivered on behalf of Borrower.

SECTION 5.  BORROWER COVENANTS.

      Borrower covenants with the Banks:

      5.1 Borrower shall execute, deliver, and provide to the Administrative Agent such additional agreements, documents, and instruments as reasonably required by the Banks to effectuate the intent of this Agreement.

      5.2 Borrower fully, finally, and absolutely and forever releases and discharges the Administrative Agent and the Banks and their present and former directors, shareholders, officers, employees, agents, representatives, successors and assigns, and their separate and respective heirs, personal representatives, successors and assigns, from any and all actions, causes of action, claims, debts, damages, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity of Borrower, whether now known or unknown to Borrower, and whether contingent or matured, (i) in respect of the Loans, the Credit Documents, or the actions or omissions of the


                                       -3-
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Administrative Agent or the Banks in respect of the Loans or the Credit
Documents and (ii) arising from events occurring prior to the date of this Agreement.

SECTION 6.  CONDITIONS PRECEDENT.

      The agreements of the Banks and the Administrative Agent and the modifications contained herein shall not be binding upon the Banks until the Banks have executed and delivered this Agreement and the Administrative Agent has received, at Borrower's expense, all of the following, all of which shall be in form and content satisfactory to the Administrative Agent and shall be subject to approval by the Administrative Agent:

      6.1 An original of this Agreement fully executed by the Borrower and all Guarantors;

      6.2 Such resolutions or authorizations and such other documents as the Administrative Agent may require relating to the existence and good standing of each Borrower and Guarantor the authority of any person executing this Agreement or other documents on behalf of each Borrower and Guarantor; and

      6.3 Payment of all the internal and external costs and expenses incurred by the Administrative Agent and the Banks in connection with this Agreement (including, without limitation, inside and outside attorneys, appraisal, appraisal review, processing, title, filing, and recording costs, expenses, and fees).

SECTION 7. INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR WAIVER.

      The Credit Documents as modified herein contain the complete understanding and agreement of Borrower and the Banks in respect of the Loans and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Credit Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the parties thereto.

SECTION 8.  BINDING EFFECT.

      The Credit Documents as modified herein shall be binding upon and shall inure to the benefit of Borrower and the Banks and their successors and assigns and the executors, legal administrators, personal representatives, heirs, devisees, and beneficiaries of Borrower, provided, however, Borrower may not assign any of its right or delegate any of its obligation under the Credit Documents and any purported assignment or delegation shall be void.

SECTION 9.  CHOICE OF LAW.

      This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona, without giving effect to conflicts of law principles.


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SECTION 10.  COUNTERPART EXECUTION.

      This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.

      DATED as of the date first above stated.

                                  SIMULA, INC., an Arizona corporation



                                  By: /s/ Donald Townsend
                                      ------------------------------------------
                                  Name: Donald Townsend
                                  Its:        Treasurer

                                                                     COMPANY


                                  SIMULA SAFETY SYSTEMS, INC., formerly
                                  known as Simula Government Products, Inc., an Arizona corporation



                                  By: /s/ Donald Townsend
                                      ------------------------------------------
                                  Name: Donald Townsend
                                  Its:        Assistant Treasurer



                                  SIMULA AUTOMOTIVE SAFETY DEVICES,
                                  INC., an Arizona corporation, a/k/a ASD-Simula



                                  By: /s/ Donald Townsend
                                      ------------------------------------------
                                  Name: Donald Townsend
                                  Its:        Treasurer


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                                  SIMULA TRANSPORTATION EQUIPMENT
                                  CORPORATION, an Arizona corporation



                                  By: /s/ Donald Townsend
                                      -----------------------------------------
                                  Name: Donald Townsend
                                  Its:        Assistant Treasurer


                                  AIRLINE INTERIORS, INC., an Arizona
                                  corporation



                                  By: /s/ Donald Townsend
                                      -----------------------------------------
                                  Name: Donald Townsend
                                  Its:        Assistant Treasurer


                                  ARTCRAFT INDUSTRIES CORP., an Arizona
                                  corporation



                                  By: /s/ Donald Townsend
                                      -----------------------------------------
                                  Name: Donald Townsend
                                  Its:        Assistant Treasurer



                                  COACH AND CAR EQUIPMENT
                                  CORPORATION, an Arizona corporation



                                  By: /s/ Donald Townsend
                                      -----------------------------------------
                                  Name: Donald Townsend
                                  Its:        Assistant Treasurer


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                                  VIATECH, INC., a Delaware corporation



                                  By: /s/ Donald Townsend
                                      -----------------------------------------
                                  Name: Donald Townsend
                                  Its:        Assistant Treasurer


                                  SIMULA TECHNOLOGIES, INC., an Arizona
                                  corporation



                                  By: /s/ Donald Townsend
                                      -----------------------------------------
                                  Name: Donald Townsend
                                  Its:        Treasurer


                                  SIMULA AUTOMOTIVE SAFETY DEVICES
                                  LIMITED, a company organized under the laws of the United Kingdom



                                  By: /s/ Donald Townsend
                                      -----------------------------------------
                                  Name: Donald Townsend
                                  Its:
                                      -----------------------------------------



                                  INTERNATIONAL CENTER FOR SAFETY
                                  EDUCATION, INC., an Arizona corporation



                                  By: /s/ Donald Townsend
                                      -----------------------------------------
                                  Name: Donald Townsend
                                  Its:        Treasurer


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                                  INTAERO, LTD., an Arizona corporation



                                  By: /s/ Donald Townsend
                                      -----------------------------------------
                                  Name: Donald Townsend
                                  Its:        Assistant Treasurer

                                                                CO-BORROWERS


                                  BANK ONE, ARIZONA, NA, a national banking association



                                  By: /s/ Steve Reinhart
                                      -----------------------------------------
                                  Name: Steve Reinhart
                                  Title:      Vice President


                                                        ADMINISTRATIVE AGENT

SCHEDULE 1.1

PRO RATA SHARE AND NOTICE ADDRESS OF EACH BANK


Pro Rata Share:                          Bank One    Imperial
---------------                          --------    --------
RLC:
  If RLC Commitment is $20,000,000:   $12,000,000   $8,000,000
  If RLC Commitment is $23,000,000:   $15,000,000   $8,000,000
Term A Loan                           $ 5,000,000            0
Term B Loan                           $ 2,500,000            0

Notice Address:

      Bank One:         See Section 10.4

      Imperial:         Imperial Bank
                        400 East Van Buren
                        Suite 900
                        Phoenix, Arizona  85004
                        Attention:  Kevin Halloran
                        Telecopier:  (602) 261-7881

      With a copy to:   Imperial Bank
                        9920 South La Cienega Boulevard
                        Suite 636
                        Inglewood, California  90301
                        Attention:  General Counsel
                        Telecopier:  (310) 417-5695